Seasonality	12 Months Ended
Dec. 31, 2022
Text Block 1 [Abstract]
Seasonality
NOTE 34. SEASONALITY
The energy sector in Canada and in some parts of the USA has a distinct seasonal trend in activity levels which results from well-site access and drilling pattern adjustments to take advantage of weather conditions. Generally, Enerflex’s Engineered Systems product line has experienced higher revenues in the fourth quarter of each year while Energy Infrastructure and After-Market Services product line revenues have been stable throughout the year. Energy Infrastructure revenues are also impacted by both the Company’s and its customers’ capital investment decisions. The USA, LATAM and EH segments are not significantly impacted by seasonal variations. Variations from these trends usually occur when hydrocarbon energy fundamentals are either improving or deteriorating.